Intangible Assets	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
6.
INTANGIBLE ASSETS

Intangible assets as of June 30, 2024 and as of December 31, 2023 were CHF 12.2 million and represent licenses purchased under license agreements with Novartis Technology LLC (“Novartis”) and Accure Therapeutics SL (“Accure”). The license agreement between the Company and Novartis dated December 19, 2018 relates to the licensing of a novel topical anti-TNFα antibody, renamed OCS-02 (Licaminlimab), for ophthalmic indications. The license agreement between the Company and Accure dated January 29, 2022 relates to the licensing of OCS-05 (formerly ACT-01) technology. The Company intends to advance the development of OCS-05 with a focus on multiple ophthalmology neuroprotective applications.